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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of earliest event reported: August 5, 2004
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                          Internet Capital Group, Inc.

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               (Exact name of registrant as specified in charter)


       Delaware                     000-26929                     23-2996071
(State of Incorporation)        (Commission File              (I.R.S. Employer
                                     Number)                 Identification No.)

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                    690 Lee Road, Suite 310, Wayne, PA 19087
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               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 727-6900
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               (Registrant's telephone number, including area code)












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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)      Exhibits

                    The following press release is included as an exhibit to this report furnished under Item 12.

           99.1 Press Release, dated August 5, 2004, issued by Internet Capital Group, Inc.



Item 9.    Regulation FD Disclosure.

     The following information is furnished under Item 9. "Regulation FD Disclosure" and Item 12. "Disclosure of Results of Operations and Financial Condition."

     On August 5, 2004, Internet Capital Group, Inc. issued a press release setting forth Internet Capital Group, Inc.'s financial information for the three month period ended June 30, 2004. A copy of the Internet Capital Group, Inc.'s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

     The information contained herein an in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or
Section 11 and 12 (a)(2) of the Securities Act of 1933, as amended.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  INTERNET CAPITAL GROUP, INC.



Date:  August 5, 2004             By: /s/      Anthony P. Dolanski
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                                      Name:   Anthony P. Dolanski
                                      Title:  Chief Financial Officer (Principal
                                              Financial and Accounting Officer)


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                                  EXHIBIT INDEX

Exhibit No.                     Description
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99.1                            Press Release, dated August 5, 2004, issued by
                                Internet Capital Group, Inc.